UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 26, 2015

Seratosa Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 D'Aguilar Street
3/F, Central
Hong Kong HKSAR
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(408) 548-7520

                N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Company's Certifying Accountant.

(1)

Previous Independent Registered Public Accounting Firm

(i)

On February 26, 2015 Seratosa, Inc. dismissed its independent registered public accounting firm, Dominic K.F. Chan & Co.

(ii)

The reports of Dominic K.F. Chan & Co on the consolidated financial statements of the Company as of December 31, 2013 and 2012 and for the years then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(iii)

The decision to change independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.

(iv)

During the Company’s two most recent years ended December 31, 2013 and 2012 and any subsequent interim periods through the date of dismissal, (a) there were no disagreements with Dominic K.F. Chan & Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dominic K.F. Chan & Co, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)

On February 26, 2015, the Company provided Dominic K.F. Chan & Co with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities & Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)

New Independent Registered Public Accounting Firm

On February 26, 2015, concurrent with the dismissal of Dominic K.F. Chan & Co, the Board of Directors of the Company engaged GBH CPA's PC as its new independent registered public accounting firm to audit and review the Company’s consolidated financial statements effective immediately.  During the two (2) most recent years ended December 31, 2013 and 2012, and any subsequent period through the date hereof prior to the engagement of GBH CPA's PC neither the Company, nor someone on its behalf, has consulted Dominic K.F. Chan & Co regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)

any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 8.01 Other Events

Seratosa, Inc. has retained Feinstein Law Firm PA as securities and M&A counsel.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Dominic K.F. Chan & Co, dated March 4, 2015, to the United States Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERATOSA INC.

Dated: March 5, 2015	By: /s/ Brent Suen
Name: Brent Suen
Title: President & CEO